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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2007

                            SAVE THE WORLD AIR, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                     0-29185                  52-2088326
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

              235 Tennant Avenue, #5, Morgan Hill, California 95037
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (818) 487-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02(B) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS.

     Effective November 5, 2007, Charles Dargan voluntarily resigned as the chief financial officer of Registrant. The vacancy created by Mr. Dargan's resignation will be filled on an interim basis by Eugene Eichler.

                                      * * *

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2007

                                     SAVE THE WORLD AIR, Inc.

                                     By: /s/ Charles R. Blum
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                                         Charles R. Blum,
                                         President and Chief Executive Officer